UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Superior Energy Services, Inc. (the “Company”) and stockholders holding a majority of the Company’s Class A common stock entered into an amendment to the Stockholders Agreement, dated as of February 2, 2021, by and among the Company and its stockholders (the “First Amendment to the Stockholders Agreement”), effective as of May 14, 2021, extending the deadline to provide its stockholders unaudited consolidated quarterly financial statements from 45 days after the conclusion of a quarter to 60 days after such quarter (or, if applicable, the first business day thereafter).

The Company and stockholders holding a majority of the Company’s Class A common stock entered into an amendment to the Stockholders Agreement, dated as of February 2, 2021, as amended by the First Amendment to the Stockholders Agreement, by and among the Company and its stockholders (the “Second Amendment to the Stockholders Agreement”), effective as of May 31, 2021, extending the deadline to provide its stockholders the unaudited consolidated quarterly financial statements for the quarter ended March 31, 2021 to no later than July 15, 2021.

Relationships regarding the Company and certain of its principal stockholders are more fully described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, under the headings “Directors, Executive Officers and Corporate Governance – Board of Directors,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Principal Stockholders” and “Certain Relationships and Related Transactions, and Director Independence,” and is incorporated herein by reference.

The foregoing descriptions of the First Amendment to the Stockholders Agreement and the Second Amendment to the Stockholders Agreement are summaries only and are qualified in their entirety by reference to the First Amendment to the Stockholders Agreement and the Second Amendment to the Stockholders Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	First Amendment to the Stockholders Agreement by and among Superior Energy Services, Inc. and the stockholders party thereto

10.2	Second Amendment to the Stockholders Agreement by and among Superior Energy Services, Inc. and the stockholders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: June 14, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Vice President and General Counsel